UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2006

MacDermid, Incorporated (Exact name of registrant as specified in charter)

Connecticut	06-0435750
(State of incorporation)	(I.R.S. Employer Identification No.)

1401 Blake Street, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 479-3062

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ý Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events

On December 15, 2006, MacDermid, Incorporated ("MacDermid") issued a press release announcing the execution of the Agreement and Plan of Merger, dated as of December 15, 2006, among MDI Holdings, LLC, Matrix Acquisition Corp. and MacDermid. MDI Holdings, LLC and Matrix Acquisition Corp. are controlled by Court Square Capital Partners, L.P.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
Exhibit No.		Description

99.1	Press Release dated December 15, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MacDermid, Incorporated
By: /s/ Gregory M. Bolingbroke

Gregory M. Bolingbroke
Senior Vice President, Finance

Date: December 15, 2006